UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 17, 2019

Coronado Global Resources Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-56044 (Commission File Number)	83-1780608 (IRS Employer Identification No.)

100 Bill Baker Way

Beckley, West Virginia 25801

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (681) 207-7263

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.             Results of Operations and Financial Condition.

On July 17, 2019 (July 18, 2019 in Australia), Coronado Global Resources Inc. filed a quarterly activities report with the Australian Securities Exchange (“ASX”) that includes certain historical financial information for the quarter ended June 30, 2019. The quarterly activities report has been prepared for the purpose of complying with the quarterly reporting requirements of the ASX. A copy of the quarterly activities report is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, unless such subsequent filing specifically references this Form 8-K.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

99.1	Quarterly activities report, as filed with the ASX, for the quarter ended June 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORONADO GLOBAL RESOURCES INC.

By:	/s/ Richard Rose
Name:	Richard Rose
Title:	Vice President, Chief Legal Officer and Secretary

Date:	July 17, 2019